Lord Abbett Emerging Markets Currency Fund

Supplement dated March 1, 2018 to the

Summary Prospectus dated April 1, 2017, as supplemented

Effective March 1, 2018, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 13 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Giulio Martini, Partner and Director	2015
David B. Ritt, Portfolio Manager	2009

Please retain this document for your future reference.